UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2006 Incentive Plan
On November 28, 2006, the stockholders of Allis-Chalmers Energy Inc. (the “Company”) approved the Allis-Chalmers Energy Inc. 2006 Incentive Plan (the “Plan”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2006 (the “September 18 Form 8-K”), the Plan was approved by the Company’s board of directors on September 12, 2006, subject to receipt of stockholder approval.
The following summary description of the Plan (which is substantially identical to the summary description set forth in the September 18 Form 8-K) is qualified in its entirety by reference to the full text of the Plan and the related forms of Award Agreements (as defined in the Plan), which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.
The purposes of the Plan are to (i) promote the Company’s interests and the interests of its stockholders by encouraging the participants to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the Company’s continued growth and success and (ii) enable the Company to retain as well as compete for the services of the individuals needed for the Company’s continued growth and success. To accomplish this purpose, the Plan provides for the grant to eligible persons of stock options, bonus stock, restricted stock, performance awards, and other stock-based awards consistent with the purposes of the Plan.
The maximum number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), that may be issued under the Plan is equal to 1,500,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to options that may be granted to any one participant shall not exceed 200,000 shares. To the extent shares cease to be issuable under an award made under the Plan, they will be available under the Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award, the vesting of a restricted stock award or similar award or withholding of shares for payment of taxes or exercise price. Shares issued under the Plan may be authorized and unissued Common Stock, Common Stock held in or acquired for the Company’s treasury or, if applicable, shares acquired in the open market, and such shares issued under the Plan will be fully paid and nonassessable. No fractional shares will be issued under the Plan. Payment for any fractional shares shall be made in cash.
Except with respect to awards of incentive stock options, all employees, consultants and non-employee directors of the Company and its affiliates are eligible to participate in the Plan. Incentive stock options may be awarded only to employees. In selecting employees, consultants and non-employee directors to receive awards, including the type and size of the award, the

Compensation Committee of the Board (the “Committee”) may consider any factors that it deems relevant.
The Plan will be administered by the Committee, which consists of two or more directors appointed by the Board. No person shall be eligible to serve on the Committee unless such person is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as then in effect, and also an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as then in effect, and the rules and regulations thereunder. Subject to the provisions of the Plan, the Committee will (i) interpret the Plan and all awards under the Plan, (ii) make rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to the Plan will be binding on all parties. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or an award granted thereunder.
The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) bonus stock; (iii) restricted stock awards; (iv) performance awards; and (v) other stock-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. The Company will not receive any compensation for the granting of awards under the Plan, except any such amount necessary to satisfy all federal, state and other state and other governmental tax withholding requirements related to an award.
Discretionary Bonuses
On November 27, 2006, the Company’s compensation committee recommended, and the board of directors approved, the following compensation decisions:
(a) The board of directors determined to award the following named executive officers the discretionary bonuses for 2006 as set forth below. Each such named executive officer’s employment agreement provides that he may receive a discretionary bonus in an amount equal to up to 50% of his base salary.

Munawar H. Hidayatallah	$200,000
David Wilde	$150,000
Victor M. Perez	$120,000
Theodore F. Pound III	$90,000
(b) The board of directors determined to increase the annual consulting fee paid by the Company to Leonard Toboroff, a director of the Company, to $150,000 per annum, effective as of November 1, 2006.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Allis-Chalmers Energy Inc. 2006 Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

10.2	Form of Employee Restricted Stock Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

10.3	Form of Employee Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

10.4	Form of Employee Incentive Stock Option Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

10.5	Form of Non-Employee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

10.6	Form of Non-Employee Director Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Commission on September 18, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: December 1, 2006	By:	/s/ Theodore F. Pound III

	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary